Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger

VP Investor Relations

corey.kinger@ww.com

Media:

Joe Quenqua

Chief Communications Officer

joe.quenqua@ww.com

Nicole Penn

VP Corporate Communications

nicole.penn@ww.com

WW Announces Third Quarter 2021 Results

•	Q3 2021 End of Period Subscribers of 4.5 million

•	Q3 2021 Revenues of $293 million

•	Q3 2021 Gross Margin of 61%; excluding one-time charges, Q3 2021 adjusted gross margin increased 270 basis points year-over-year to 62%

•	Q3 2021 Operating Income of $80 million; excluding one-time charges, Q3 2021 adjusted operating income was $88 million

•	New food program innovation to launch globally on November 8th

NEW YORK (November 4, 2021) – WW International, Inc. (NASDAQ: WW) today announced its results for the third quarter of fiscal 2021.

“In the coming days, we will launch the most advanced, innovative food program in WW’s history. We are confident that our powerful program will create excitement amongst new and existing members alike, driving significant member recruitment and accelerating operating and financial performance in 2022,” said Mindy Grossman, the Company’s President and CEO. “We believe the combination of this new program — amplified in a robust marketing campaign featuring Oprah Winfrey, James Corden, and our inspiring member ambassadors — and the traditional New Year’s reset moment will spark increased interest in WW as consumers recommit to their health and wellness during the important winter season.”

Amy O’Keefe, the Company’s CFO, said, “By effectively managing costs in an uncertain environment, we were able to expand our adjusted operating income margin year-over-year, despite revenue coming in below our expectations. In an environment that was difficult to predict, member recruitment slowed more than we had anticipated during the quarter. With the launch of our innovative new food program and our plans for the upcoming winter season, we believe we have the right playbook to drive profitable growth in 2022.”

Q3 2021 Consolidated Results

	Three Months Ended				% Change Adjusted for
(in millions except percentages and per share amounts)	October 2, 2021		September 26, 2020	% Change	Constant Currency(1)
Subscription Revenues, net	$262.4		$282.3	(7.1%)	(7.9%)
Product Sales and Other, net	31.1		38.4	(19.0%)	(19.8%)

Revenues, net	$293.5		$320.7	(8.5%)	(9.3%)
Gross Profit	$178.0		$190.1	(6.3%)	(7.3%)
Adjustments
2021 Plan Restructuring Charges	5.6		—
2020 Plan Restructuring Charges	(0.7	)(5)	1.1

Adjusted Gross Profit(1)	$183.0		$191.2	(4.3%)	(5.2%)
Operating Income	$79.7		$92.6	(13.9%)	(15.1%)
Adjustments
2021 Plan Restructuring Charges	9.3		—
2020 Plan Restructuring Charges	(0.7	)(5)	2.3

Adjusted Operating Income(1)	$88.4		$94.9	(6.9%)	(8.0%)
Net Income*	$46.3		$54.5	(15.0%)	(16.4%)
EPS	$0.65		$0.78	(16.1%)	(17.4%)
Total Paid Weeks	60.1		62.1	(3.2%)	N/A
Digital(2) Paid Weeks	50.3		49.9	0.8%	N/A
Workshops + Digital(3) Paid Weeks	9.8		12.2	(19.7%)	N/A
End of Period Subscribers(4)	4.5		4.7	(4.3%)	N/A
Digital Subscribers	3.7		3.8	(2.8%)	N/A
Workshops + Digital Subscribers	0.8		0.9	(10.6%)	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, including Digital 360 and Personal Coaching + Digital.
(3)

“Workshops + Digital” (formerly known as “Studio + Digital”) refers to providing unlimited access to the Company’s workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. It also includes the provision of access to workshops for members who do not subscribe to commitment plans, including the Company’s “pay-as-you-go” members.

(4)	“Subscribers” refers to Digital subscribers and Workshops + Digital subscribers who participate in recur bill programs in Company-owned operations.
(5)	The reversal of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to WW International, Inc.

Q3 2021 Business and Financial Highlights

•

End of Period Subscribers in Q3 2021 were down 4.3% versus the prior year period, driven by declines in all major geographic markets. Q3 2021 End of Period Digital Subscribers were down 2.8% and End of Period Workshops + Digital Subscribers were down 10.6% versus the prior year period.

•

Total Paid Weeks in Q3 2021 were down 3.2% versus the prior year period, driven by declines in Workshops + Digital Paid Weeks in all major geographic markets, partially offset by increases in Digital Paid Weeks in several markets. Q3 2021 Digital Paid Weeks increased 0.8% and Workshops + Digital Paid Weeks decreased 19.7% versus the prior year period.

•	Revenues in Q3 2021 were $293.5 million. On a constant currency basis, Q3 2021 revenues decreased 9.3% versus the prior year period.

¡

Subscription Revenues in Q3 2021 were $262.4 million. On a constant currency basis, these revenues decreased 7.9% versus the prior year period, primarily driven by declines in Workshops + Digital Fees as a result of the impact of the COVID-19 environment.

¡	Product Sales and Other in Q3 2021 were $31.1 million. On a constant currency basis, these revenues decreased 19.8% versus the prior year period.

•

Gross Profit in Q3 2021 was $178.0 million. Adjusted gross profit in Q3 2021 was $183.0 million, which excluded the net impact of $4.9 million of restructuring charges. Gross profit in Q3 2020 was $190.1 million. Adjusted gross profit in Q3 2020, which excluded the impact of $1.1 million of restructuring charges, was $191.2 million.

¡

Gross Margin in Q3 2021 was 60.7%. Adjusted gross margin was 62.3%, up from an adjusted gross margin of 59.6% in the prior year period driven primarily by a revenue mix shift to the Company’s higher margin Digital business.

•

Operating Income in Q3 2021 was $79.7 million. Adjusted operating income in Q3 2021, which excluded the net impact of $8.6 million of restructuring charges, was $88.4 million. Operating income in Q3 2020 was $92.6 million. Adjusted operating income in Q3 2020, which excluded the impact of $2.3 million of restructuring charges, was $94.9 million.

•	Effective Tax Rate in Q3 2021 was 22.4%, compared to 13.6% in the prior year period.

•	Net Income in Q3 2021 was $46.3 million compared to $54.5 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q3 2021 was $0.65 compared to $0.78 in the prior year period.

¡	Certain items affect year-over-year comparability.

◾	Q3 2021 EPS was negatively impacted by $0.07 due to the net impact of the following items:

•	$0.09 per fully diluted share net negative impact of restructuring charges.

•	$0.02 per fully diluted share tax benefit due to the reversal of a valuation allowance related to certain net operating losses now expected to be realized.

◾	Q3 2020 EPS was positively impacted by $0.09 due to the net impact of the following items:

•	$0.02 per fully diluted share negative impact of restructuring charges.

•	$0.11 per fully diluted share benefit from the reversal of prior years’ tax expense related to global intangible low-taxed income (GILTI).

Other Items

•	Cash balance as of October 2, 2021 was $188.2 million. On that same date, the Company had no outstanding borrowings under its $175.0 million revolving credit facility.

•	2021 Restructuring Plan: As previously disclosed, the Company estimates the cost of its 2021 restructuring plan to be approximately $22.0 million in fiscal 2021.

Full Year Fiscal 2021 Guidance

The Company is updating its full year fiscal 2021 guidance, as follows:

•	Revenues expected to be modestly above $1.2 billion.

•

GAAP EPS expected to be in the range of $0.80 to $0.90 per fully diluted share, incorporating an approximately $0.51 aggregate negative impact from the early extinguishment of debt and estimated restructuring charges, slightly offset by the tax benefit from the reversal of a valuation allowance, in fiscal 2021.

Third Quarter 2021 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, Nicholas Hotchkin, Chief Operating Officer, and Amy O’Keefe, Chief Financial Officer, will discuss the third quarter of fiscal 2021 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Gross profit, gross profit margin, operating income, operating income margin, and selling, general and administrative expenses are discussed both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis), as applicable, with respect to (i) the third quarter and first nine months of fiscal 2021 to exclude the net impact of (x) charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and (y) the reversal of certain of the charges associated with the Company’s previously disclosed 2020 organizational restructuring plan; (ii) the third quarter of fiscal 2020 to exclude the impact of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan (the “2020 restructuring charges”); and (iii) the first nine months of fiscal 2020 to exclude the impact of (x) the one-time stock compensation expense associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey (the “Winfrey Stock Compensation expense”), (y) the 2020 restructuring charges and (z) the impairment charge for the Company’s goodwill related to its Brazil reporting unit. We generally refer to such non-GAAP measures as follows: (i) with respect to the adjustments for the third quarter and first nine months of fiscal 2021, as excluding or adjusting for the net impact of restructuring charges; and (ii) with respect to the adjustments for the third quarter and first nine months of fiscal 2020, as applicable, as excluding or adjusting for the impact of the Winfrey Stock Compensation expense, the restructuring charges and/or the goodwill impairment charge. The Company also presents in the attachments to this release the non-GAAP financial measures earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”), earnings before interest, taxes, depreciation, amortization, stock-based compensation, early extinguishment of debt, restructuring charges (including the net impact where applicable) and goodwill impairment (“Adjusted EBITDAS”), net debt, and a net debt to Adjusted EBITDAS ratio. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About WW International, Inc.

WW (formerly Weight Watchers) is a human-centric technology company powered by the world’s leading commercial weight management program. As a global wellness company, we inspire millions of people to adopt healthy habits for real life. Through our comprehensive digital app, expert Coaches and engaging experiences, members follow our proven, sustainable, science-based program focused on food, activity, mindset and sleep. Leveraging nearly six decades of expertise in nutritional and behavioral change science, providing real human connection and building inspired communities, our purpose is to democratize and deliver holistic wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies, objectives, and prospects and the impact of the COVID-19 virus. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the impact of the global outbreak of the COVID-19 virus on the Company’s business and liquidity and on the business environment and markets in which the Company operates; competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s failure to maintain effective internal control over financial reporting; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and the Company’s exposure to variable rate indebtedness; the ability to generate sufficient cash to service the

Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property and foreign currency risks; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	October 2, 2021	January 2, 2021

ASSETS
Cash and cash equivalents	$188,230	$165,887
Other current assets	112,690	133,305

TOTAL CURRENT ASSETS	300,920	299,192
Property and equipment, net	39,828	51,935
Operating lease assets	94,951	119,102
Goodwill, franchise rights and other intangible assets, net	1,004,585	981,176
Other assets	27,600	29,769

TOTAL ASSETS	$1,467,884	$1,481,174

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$10,000	$77,000
Portion of operating lease liabilities due within one year	21,231	28,551
Other current liabilities	216,206	234,548

TOTAL CURRENT LIABILITIES	247,437	340,099
Long-term debt	1,458,329	1,408,800
Long-term operating lease liabilities	82,550	101,561
Deferred income taxes, other	170,945	178,925

TOTAL LIABILITIES	$1,959,261	$2,029,385

Shareholders’ deficit	(491,377)	(548,211)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,467,884	$1,481,174

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	October 2, 2021	September 26, 2020
Subscription revenues, net (1)	$262,401	$282,310
Product sales and other, net (2)	31,096	38,389

Revenues, net	293,497	320,699

Cost of subscription revenues (3)	90,280	99,485
Cost of product sales and other	25,180	31,118

Cost of revenues	115,460	130,603

Gross profit	178,037	190,096
Marketing expenses	34,569	38,262
Selling, general and administrative expenses	63,745	59,192

Operating income	79,723	92,642
Interest expense	19,283	29,735
Other expense (income), net	764	(211)

Income before income taxes	59,676	63,118
Provision for income taxes	13,346	8,604

Net income	46,330	54,514
Net loss attributable to the noncontrolling interest	—	11

Net income attributable to WW International, Inc.	$46,330	$54,525

Earnings Per Share attributable to WW International, Inc.
Basic	$0.66	$0.80

Diluted	$0.65	$0.78

Weighted average common shares outstanding:
Basic	69,875	68,013

Diluted	70,860	70,002

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Workshops + Digital Fees” (formerly known as “Studio + Digital Fees”). “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including Digital 360 and Personal Coaching + Digital. “Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues, and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Workshops + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	October 2, 2021	September 26, 2020
Subscription revenues, net (1)	$815,092	$899,964
Product sales and other, net (2)	121,580	154,733

Revenues, net	936,672	1,054,697

Cost of subscription revenues (3)	285,209	343,056
Cost of product sales and other	93,965	115,882

Cost of revenues	379,174	458,938

Gross profit	557,498	595,759
Marketing expenses	208,656	198,090
Selling, general and administrative expenses	206,615	225,509
Goodwill impairment	—	3,665

Operating income	142,227	168,495
Interest expense	68,699	92,281
Other expense, net	908	230
Early extinguishment of debt	29,169	—

Income before income taxes	43,451	75,984
Provision for income taxes	6,488	13,546

Net income	36,963	62,438
Net loss attributable to the noncontrolling interest	—	30

Net income attributable to WW International, Inc.	$36,963	$62,468

Earnings Per Share attributable to WW International, Inc.
Basic	$0.53	$0.92

Diluted	$0.52	$0.89

Weighted average common shares outstanding:
Basic	69,516	67,697

Diluted	70,866	69,936

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Workshops + Digital Fees” (formerly known as “Studio + Digital Fees”). “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including Digital 360 and Personal Coaching + Digital. “Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues (including revenues from the WW Presents: Oprah’s 2020 Vision tour), and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Workshops + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	October 2, 2021	September 26, 2020	Variance
Digital Paid Weeks (1)
North America	31,980	31,776	0.6%
CE	14,348	13,857	3.5%
UK	3,034	3,385	(10.4%)
Other (2)	969	913	6.1%

Total Digital Paid Weeks	50,331	49,932	0.8%

Workshops + Digital Paid Weeks (1)
North America	7,337	8,339	(12.0%)
CE	1,180	1,938	(39.1%)
UK	993	1,588	(37.4%)
Other (2)	276	326	(15.3%)

Total Workshops + Digital Paid Weeks	9,786	12,191	(19.7%)

Total Paid Weeks (1)
North America	39,317	40,116	(2.0%)
CE	15,529	15,795	(1.7%)
UK	4,028	4,973	(19.0%)
Other (2)	1,244	1,239	0.4%

Total Paid Weeks	60,117	62,123	(3.2%)

End of Period Digital Subscribers (3)
North America	2,342	2,416	(3.1%)
CE	1,063	1,065	(0.2%)
UK	219	256	(14.4%)
Other (2)	77	72	5.7%

Total End of Period Digital Subscribers	3,701	3,809	(2.8%)

End of Period Workshops + Digital Subscribers (3)
North America	577	574	0.5%
CE	92	142	(34.8%)
UK	74	112	(34.4%)
Other (2)	20	25	(21.1%)

Total End of Period Workshops + Digital Subscribers	763	853	(10.6%)

Total End of Period Subscribers (3)
North America	2,919	2,990	(2.4%)
CE	1,155	1,206	(4.2%)
UK	293	368	(20.5%)
Other (2)	97	98	(1.2%)

Total End of Period Subscribers	4,464	4,662	(4.3%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Digital 360 and Personal Coaching + Digital); (ii) “Workshops + Digital Paid Weeks” (formerly known as “Studio + Digital Paid Weeks”) is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Workshops + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Digital 360 and Personal Coaching + Digital, subscribers; (ii) “End of Period Workshops + Digital Subscribers” (formerly known as “End of Period Studio + Digital Subscribers”) is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Workshops + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Nine Months Ended
	October 2, 2021	September 26, 2020	Variance
Digital Paid Weeks (1)
North America	99,638	91,635	8.7%
CE	45,802	40,758	12.4%
UK	9,896	9,276	6.7%
Other (2)	3,046	2,750	10.8%

Total Digital Paid Weeks	158,382	144,419	9.7%

Workshops + Digital Paid Weeks (1)
North America	21,155	31,973	(33.8%)
CE	4,022	7,522	(46.5%)
UK	3,050	6,172	(50.6%)
Other (2)	926	1,352	(31.5%)

Total Workshops + Digital Paid Weeks	29,152	47,019	(38.0%)

Total Paid Weeks (1)
North America	120,793	123,608	(2.3%)
CE	49,824	48,280	3.2%
UK	12,946	15,448	(16.2%)
Other (2)	3,972	4,102	(3.2%)

Total Paid Weeks	187,534	191,438	(2.0%)

End of Period Digital Subscribers (3)
North America	2,342	2,416	(3.1%)
CE	1,063	1,065	(0.2%)
UK	219	256	(14.4%)
Other (2)	77	72	5.7%

Total End of Period Digital Subscribers	3,701	3,809	(2.8%)

End of Period Workshops + Digital Subscribers (3)
North America	577	574	0.5%
CE	92	142	(34.8%)
UK	74	112	(34.4%)
Other (2)	20	25	(21.1%)

Total End of Period Workshops + Digital Subscribers	763	853	(10.6%)

Total End of Period Subscribers (3)
North America	2,919	2,990	(2.4%)
CE	1,155	1,206	(4.2%)
UK	293	368	(20.5%)
Other (2)	97	98	(1.2%)

Total End of Period Subscribers	4,464	4,662	(4.3%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Digital 360 and Personal Coaching + Digital); (ii) “Workshops + Digital Paid Weeks” (formerly known as “Studio + Digital Paid Weeks”) is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Workshops + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Digital 360 and Personal Coaching + Digital, subscribers; (ii) “End of Period Workshops + Digital Subscribers” (formerly known as “End of Period Studio + Digital Subscribers”) is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Workshops + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q3 2021 Variance
						2021
						Constant
	Q3 2021			Q3 2020	2021	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2020	2020
Selected Financial Data
Consolidated Company Revenues	$293,497	$(2,719)	$290,778	$320,699	(8.5%)	(9.3%)
Consolidated Digital Subscription Revenues (1)	$195,288	$(1,857)	$193,431	$188,731	3.5%	2.5%
Consolidated Workshops + Digital Fees (2)	$67,113	$(561)	$66,552	$93,579	(28.3%)	(28.9%)
Consolidated Subscription Revenues (3)	$262,401	$(2,418)	$259,983	$282,310	(7.1%)	(7.9%)
Consolidated Product Sales and Other (4)	$31,096	$(300)	$30,796	$38,389	(19.0%)	(19.8%)

North America
Digital Subscription Revenues (1)	$125,077	$(503)	$124,574	$122,120	2.4%	2.0%
Workshops + Digital Fees (2)	$51,661	$(113)	$51,548	$69,111	(25.3%)	(25.4%)
Subscription Revenues (3)	$176,738	$(615)	$176,123	$191,231	(7.6%)	(7.9%)
Product Sales and Other (4)	$21,059	$(96)	$20,963	$23,964	(12.1%)	(12.5%)
Total Revenues	$197,797	$(711)	$197,086	$215,195	(8.1%)	(8.4%)
CE
Digital Subscription Revenues (1)	$56,542	$(664)	$55,878	$53,230	6.2%	5.0%
Workshops + Digital Fees (2)	$8,727	$(89)	$8,638	$14,288	(38.9%)	(39.5%)
Subscription Revenues (3)	$65,269	$(754)	$64,515	$67,518	(3.3%)	(4.4%)
Product Sales and Other (4)	$6,664	$(39)	$6,625	$8,993	(25.9%)	(26.3%)
Total Revenues	$71,933	$(793)	$71,140	$76,511	(6.0%)	(7.0%)
UK
Digital Subscription Revenues (1)	$9,007	$(572)	$8,435	$9,227	(2.4%)	(8.6%)
Workshops + Digital Fees (2)	$4,528	$(286)	$4,242	$7,515	(39.7%)	(43.5%)
Subscription Revenues (3)	$13,535	$(858)	$12,677	$16,742	(19.2%)	(24.3%)
Product Sales and Other (4)	$2,131	$(136)	$1,995	$3,730	(42.9%)	(46.5%)
Total Revenues	$15,666	$(994)	$14,672	$20,472	(23.5%)	(28.3%)
Other (5)
Digital Subscription Revenues (1)	$4,662	$(119)	$4,543	$4,154	12.2%	9.4%
Workshops + Digital Fees (2)	$2,197	$(73)	$2,124	$2,665	(17.6%)	(20.3%)
Subscription Revenues (3)	$6,859	$(192)	$6,667	$6,819	0.6%	(2.2%)
Product Sales and Other (4)	$1,242	$(29)	$1,213	$1,702	(27.0%)	(28.7%)
Total Revenues	$8,101	$(221)	$7,880	$8,521	(4.9%)	(7.5%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including Digital 360 and Personal Coaching + Digital.
(2)	“Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Fees”.
(4)

“Product Sales and Other” are sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues, and, in the case of the consolidated financial results and Other reportable segment, franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2021 Variance
						2021
						Constant
	YTD 2021			YTD 2020	2021	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2020	2020
Selected Financial Data
Consolidated Company Revenues	$936,672	$(24,998)	$911,674	$1,054,697	(11.2%)	(13.6%)
Consolidated Digital Subscription Revenues (1)	$606,687	$(17,302)	$589,385	$541,197	12.1%	8.9%
Consolidated Workshops + Digital Fees (2)	$208,405	$(4,319)	$204,086	$358,767	(41.9%)	(43.1%)
Consolidated Subscription Revenues (3)	$815,092	$(21,621)	$793,471	$899,964	(9.4%)	(11.8%)
Consolidated Product Sales and Other (4)	$121,580	$(3,377)	$118,203	$154,733	(21.4%)	(23.6%)

North America
Digital Subscription Revenues (1)	$387,422	$(2,178)	$385,244	$354,391	9.3%	8.7%
Workshops + Digital Fees (2)	$158,265	$(565)	$157,700	$268,086	(41.0%)	(41.2%)
Subscription Revenues (3)	$545,687	$(2,742)	$542,945	$622,477	(12.3%)	(12.8%)
Product Sales and Other (4)	$81,055	$(473)	$80,582	$103,949	(22.0%)	(22.5%)
Total Revenues	$626,742	$(3,215)	$623,527	$726,426	(13.7%)	(14.2%)
CE
Digital Subscription Revenues (1)	$176,059	$(11,327)	$164,732	$150,572	16.9%	9.4%
Workshops + Digital Fees (2)	$28,397	$(1,876)	$26,521	$53,665	(47.1%)	(50.6%)
Subscription Revenues (3)	$204,456	$(13,203)	$191,253	$204,237	0.1%	(6.4%)
Product Sales and Other (4)	$27,308	$(1,865)	$25,443	$30,084	(9.2%)	(15.4%)
Total Revenues	$231,764	$(15,068)	$216,696	$234,321	(1.1%)	(7.5%)
UK
Digital Subscription Revenues (1)	$28,410	$(2,352)	$26,058	$24,374	16.6%	6.9%
Workshops + Digital Fees (2)	$14,304	$(1,174)	$13,130	$26,645	(46.3%)	(50.7%)
Subscription Revenues (3)	$42,714	$(3,527)	$39,187	$51,019	(16.3%)	(23.2%)
Product Sales and Other (4)	$9,021	$(725)	$8,296	$14,219	(36.6%)	(41.7%)
Total Revenues	$51,735	$(4,252)	$47,483	$65,238	(20.7%)	(27.2%)
Other (5)
Digital Subscription Revenues (1)	$14,796	$(1,443)	$13,353	$11,860	24.8%	12.6%
Workshops + Digital Fees (2)	$7,439	$(706)	$6,733	$10,371	(28.3%)	(35.1%)
Subscription Revenues (3)	$22,235	$(2,150)	$20,085	$22,231	0.0%	(9.7%)
Product Sales and Other (4)	$4,196	$(315)	$3,881	$6,481	(35.3%)	(40.1%)
Total Revenues	$26,431	$(2,465)	$23,966	$28,712	(7.9%)	(16.5%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including Digital 360 and Personal Coaching + Digital.
(2)	“Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Fees”.
(4)

“Product Sales and Other” are sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues (including revenues from the WW Presents: Oprah’s 2020 Vision tour), and, in the case of the consolidated financial results and Other reportable segment, franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

												Q3 2021 Variance
														2021 Constant Currency
													2021		2021
	Q3 2021							Q3 2020					Adjusted		Adjusted
							Adjusted					2021	vs	2021	vs
					Currency	Constant	Constant					vs	2020	vs	2020
	GAAP	Adjustment		Adjusted	Adjustment	Currency	Currency	GAAP	Adjustment		Adjusted	2020	Adjusted	2020	Adjusted
Selected Financial Data
Gross Profit	$178,037	$4,934	(1)	$182,971	$(1,803)	$176,234	$181,167	$190,096	$1,062	(4)	$191,158	(6.3%)	(4.3%)	(7.3%)	(5.2%)
Gross Margin	60.7%			62.3%		60.6%	62.3%	59.3%			59.6%

Selling, General and Administrative Expenses	$63,745	$(3,704	)(2)	$60,041	$(450)	$63,295	$59,591	$59,192	$(1,189)	(5)	$58,003	7.7%	3.5%	6.9%	2.7%

Operating Income	$79,723	$8,638	(3)	$88,362	$(1,030)	$78,693	$87,331	$92,642	$2,251	(6)	$94,893	(13.9%)	(6.9%)	(15.1%)	(8.0%)
Operating Income Margin	27.2%			30.1%		27.1%	30.0%	28.9%			29.6%

Note: Totals may not sum due to rounding.

(1)

Excludes $5,620 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $686 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(2)	Excludes $3,704 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.
(3)

Excludes $5,620 and $3,704 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and the reversal of $686 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of subscription revenues.

(4)	Excludes $1,062 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(5)	Excludes $1,189 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(6)

Excludes $1,062 and $1,189 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of services and selling, general and administrative expenses, respectively.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

												YTD 2021 Variance
														2021 Constant Currency
													2021		2021
	YTD 2021							YTD 2020					Adjusted		Adjusted
							Adjusted					2021	vs	2021	vs
					Currency	Constant	Constant					vs	2020	vs	2020
	GAAP	Adjustment		Adjusted	Adjustment	Currency	Currency	GAAP	Adjustment		Adjusted	2020	Adjusted	2020	Adjusted
Selected Financial Data
Gross Profit	$557,498	$15,100	(1)	$572,598	$(17,309)	$540,189	$555,288	$595,759	$7,565	(4)	$603,323	(6.4%)	(5.1%)	(9.3%)	(8.0%)
Gross Margin	59.5%			61.1%		59.3%	60.9%	56.5%			57.2%

Selling, General and Administrative Expenses	$206,615	$(4,266	)(2)	$202,349	$(3,340)	$203,275	$199,009	$225,509	$(38,580	)(5)	$186,929	(8.4%)	8.2%	(9.9%)	6.5%

Operating Income	$142,227	$19,366	(3)	$161,593	$(7,387)	$134,840	$154,206	$168,495	$49,810	(6)	$218,304	(15.6%)	(26.0%)	(20.0%)	(29.4%)
Operating Income Margin	15.2%			17.3%		14.8%	16.9%	16.0%			20.7%

Note: Totals may not sum due to rounding.

(1)

Excludes $16,401 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $1,301 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(2)

Excludes $4,497 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $231 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(3)

Excludes $16,401 and $4,497 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and the reversal of $1,301 and $231 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively.

(4)	Excludes $7,565 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(5)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Oprah Winfrey in connection with the Company extending its partnership with Ms. Winfrey and $5,894 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(6)

Excludes the one-time stock compensation expense of $32,686 associated with the previously disclosed option granted to Ms. Winfrey in connection with the Company extending its partnership with Ms. Winfrey, the $7,565 and $5,894 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of services and selling, general and administrative expenses, respectively, and the impairment charge of $3,665 for the Company’s goodwill related to its Brazil operations.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended				Nine Months Ended
	October 2, 2021		September 26, 2020		October 2, 2021		September 26, 2020
Net Income	$46,330		$54,525		$36,963		$62,468
Interest	19,283		29,735		68,699		92,281
Taxes	13,346		8,604		6,488		13,546
Depreciation and Amortization	11,130		12,420		34,465		37,402
Stock-based Compensation	3,405		6,029		16,596		48,680

EBITDAS	$93,494		$111,313		$163,211		$254,378
Early Extinguishment of Debt (1)	—		—		29,169		—
2021 Plan Restructuring Charges (2)	9,324		—		20,898		—
2020 Plan Restructuring Charges	(686	)(3)	2,251	(4)	(1,532	)(3)	13,459	(4)
Goodwill Impairment (5)	—		—		—		3,665

Adjusted EBITDAS	$102,132		$113,564		$211,746		$271,502

Note: Totals may not sum due to rounding.

(1)	Charges associated with the Company’s previously disclosed April 2021 debt refinancing.
(2)	Charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.
(3)	The reversal of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(4)	Charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(5)	Impairment charge of the Company’s goodwill related to its Brazil operations.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT RATIO)

UNAUDITED

	Q4 2020		Q1 2021	Q2 2021		Q3 2021		Trailing Twelve Months
Net Debt to Adjusted EBITDAS
Net Income (Loss)	$12,611		$(18,227)	$8,860		$46,330		$49,574
Interest	31,030		29,123	20,293		19,283		99,729
Taxes	3,916		(7,828)	970		13,346		10,404
Depreciation and Amortization	12,598		11,925	11,411		11,130		47,064
Stock-based Compensation	6,333		5,341	7,851		3,405		22,930

EBITDAS	$66,487		$20,334	$49,385		$93,494		$229,700

Early Extinguishment of Debt (1)	—		—	29,169		—		29,169
2021 Plan Restructuring Charges (2)	—		5,538	6,036		9,324		20,898
2020 Plan Restructuring Charges	19,632	(3)	—	(846	)(4)	(686)	(4)	18,100

Adjusted EBITDAS	$86,120		$25,872	$83,744		$102,132		$297,867

Total Debt								$1,468,329
Less: Cash								188,230

Net Debt								$1,280,099

Net Debt to Adjusted EBITDAS								4.3 X

Note: Totals may not sum due to rounding.

(1)	Charges associated with the Company’s previously disclosed April 2021 debt refinancing.
(2)	Charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.
(3)	Charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(4)	The reversal of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.